SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 23, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of January 1, 1998, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-S2)


                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                              333-39665                   75-2006294
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                               55437
 (Address of Principal                               (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1.  Pooling and  Servicing  Agreement,  dated as of January 1,
1998, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

                                          SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES I, INC.


                                          By:
                                          Name:      Randy Van Zee
                                          Title:     Vice President


Dated: January 29, 1998

                                        SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES I, INC.


                                        By:        /s/Randy Van Zee
                                        Name:      Randy Van Zee
                                        Title:     Vice President


Dated: January 29, 1998

                                    EXHIBITS